Exhibit 1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

STORE Capital LLC (the “Property Manager”)		5 May 2026

STORE Master Funding I, LLC	STORE Master Funding XIX, LLC
STORE Master Funding II, LLC	STORE Master Funding XX, LLC
STORE Master Funding III, LLC	STORE Master Funding XXII, LLC
STORE Master Funding IV, LLC	STORE Master Funding XXIV, LLC
STORE Master Funding V, LLC	STORE Master Funding XXXIV, LLC
STORE Master Funding VI, LLC	STORE Master Funding XXXVII, LLC
STORE Master Funding VII, LLC	STORE Master Funding XXXVIII, LLC
STORE Master Funding XIV, LLC
(collectively, the “Issuers”)

8377 East Hartford Drive, Suite 100

Scottsdale, Arizona 85255

Re:	STORE Master Funding I-VII, XIV, XIX, XX, XXII, XXIV, XXXIV, XXXVII and XXXVIII

Net-Lease Mortgage Notes, Series 2026-1 (the “Notes”)

Sample Owned Property and Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Property Manager, Issuers, ATLAS SP Securities, a division of Apollo Global Securities, LLC (“ATLAS SP”) and Citigroup Global Markets Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool consisting of (i) fee title to, and leasehold interests in ground leases on, commercial real estate properties (the “Owned Properties”) and (ii) each of the leases with respect to such Owned Properties and all payments required thereunder (the “Leases,” together with the Owned Properties, the “Collateral Pool”) relating to the Issuers’ securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Property Manager, on behalf of the Issuers, provided us with:

a.	An electronic data file labeled “Data Tape compare for MT securitization 2026-1.xlsx” and the corresponding record layout and decode information, as applicable, with:

i.

A tab labeled “2025-1” (the “2025-1 Data File”) that the Property Manager, on behalf of the Issuers, indicated contains information as of 15 July 2025 (the “2025-1 Statistical Cut-off Date”) relating to a pool consisting of (i) fee title to, and leasehold interests in ground leases on, commercial real estate properties and (ii) each of the leases with respect to such owned properties and all payments required thereunder (collectively, the “Related Series Owned Properties and Leases”) and

ii.

Multiple tabs (collectively, the “Exempt Property and Lease Data Files”) labeled to correspond to certain Sample Characteristics (as defined herein) that the Property Manager, on behalf of the Issuers, indicated each contain information corresponding to certain Sample Characteristics relating to Related Series Owned Properties and Leases for which there were certain amendments or other changes between the 2025-1 Statistical Cut-off Date and Statistical Cut-off Date (as defined herein) for such Sample Characteristic (for the avoidance of doubt, we were instructed to ignore differences between the names of the Sample Characteristics and the labels on the tabs of the Exempt Property and Lease Data Files that appear to be due to punctuation, abbreviation, truncation, misspelling or additional words or descriptions),

b.

An electronic data file labeled “Data Tape 2.28.2026_S&P (4.15.2026).xlsx” and the corresponding record layout and decode information, as applicable, with a tab labeled “Data Tape” (the “Initial Data File”) that the Property Manager, on behalf of the Issuers, indicated contains information as of 28 February 2026 (the “Statistical Cut-off Date”) relating to a pool consisting of (i) fee title to, and leasehold interests in ground leases on, commercial real estate properties and (ii) each of the leases with respect to such owned properties and all payments required thereunder (collectively, the “Initial Owned Properties and Leases”) that are expected to be representative of the Collateral Pool,

c.	Imaged copies of the following items (collectively, the “Source Documents”):

i.

The lease agreement or master lease agreement, unconditional guaranty of payment and performance and any corresponding amendments, guarantee release, addendums, estoppels, assignment and assumptions, notice of name changes or other related documents (collectively and as applicable, the “Lease Agreement”),

ii.	The credit memorandum and any corresponding schedules and addendums or other related documents (collectively and as applicable, the “Credit Memorandum”),

iii.	The appraisal and any appraiser supplied confirmations or other related documents (collectively and as applicable, the “Appraisal”),

iv.	The settlement statement, purchaser’s statement, buyer/seller disbursement statement or other related documents (collectively and as applicable, the “Settlement Statement”),

v.	The survey, additional survey, floor plan, site plan, tax lookup - property card or other related documents (collectively and as applicable, the “Survey”),

vi.	The construction progress monitoring report (the “Construction Progress Monitoring Report”),

vii.	The risk closing checklist (the “Risk Closing Checklist”),

viii.	The swap rate screenshot (the “Swap Rate Screenshot”),

ix.	The purchase price screenshot (the “Purchase Price Screenshot”),

x.	The concept screenshot (the “Concept Screenshot”) and

xi.	The property condition assessment (the “Property Condition Assessment”),

as applicable, that the Property Manager, on behalf of the Issuers, indicated relate to the Sample 2026-1 Owned Properties and Leases (as defined herein),

d.	Electronic data files (collectively, the “Source Schedules,” together with the Source Documents, the “Sources”):

i.

Labeled “Portfolio TB 2.28.26.xls” and the corresponding record layout and decode information, as applicable (the “Investment Portfolio Trial Balance Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains property IDs (each, a “Property ID”) relating to the Sample 2026-1 Owned Properties and Leases, as applicable,

ii.

Labeled “Cash Flow Report.xlsx” and the corresponding record layout and decode information, as applicable (the “STORE Cash Flow Reports Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains current consolidated payment information as of the Statistical Cut-off Date relating to the Sample 2026-1 Owned Properties and Leases, as applicable,

iii.

Labeled “FCCR Report 03.27.26.xlsx” and “FCCR Report 04.01.26.xlsx” and the corresponding record layout and decode information, as applicable (collectively, the “Unit Financial Support Schedules”), that the Property Manager, on behalf of the Issuers, indicated contain most recent aggregated unit FCCR information as of the Statistical Cut-off Date relating to the Sample 2026-1 Owned Properties and Leases, as applicable,

iv.

Labeled “Current Lease Rate - Excess Collateral.xlsx” and the corresponding record layout and decode information, as applicable (the “Excess Collateral Schedules”), that the Property Manager, on behalf of the Issuers, indicated contains excess collateral value information relating to the Initial Owned Properties and Leases, as applicable,

v.

Labeled “2-digit_2012_Codes.xls” and the corresponding record layout and decode information, as applicable (the “NAICS and SIC Code Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains sector and industry group information relating to the Sample 2026-1 Owned Properties and Leases, as applicable, and

vi.

Labeled “Manual NAICS Adjustments.xlsx” and the corresponding record layout and decode information, as applicable (the “Industry Group Mapping Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains industry group information relating to the Sample 2026-1 Owned Properties and Leases, as applicable,

e.	The list of relevant characteristics (the “Sample Characteristics”) on the 2025-1 Data File and Initial Data File, which is shown on Exhibit 1 to Attachment A, and

f.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, ATLAS SP, on behalf of the Issuers, provided us with:

a.

An electronic data file labeled “STORE 2026-1 Random Sample IDs.xlsx” and the corresponding record layout and decode information, as applicable (the “Sample 2026-1 Owned Property and Lease Listing”), that the Property Manager, on behalf of the Issuers, indicated contains a list of Property IDs corresponding to 50 Initial Owned Properties and Leases (the “Sample 2026-1 Owned Properties and Leases”) on the Initial Data File that were not previously sampled Related Series Owned Properties and Leases and

b.	Instructions, assumptions and methodologies, which are described in Attachment A.

The Property Manager, on behalf of the Issuers, indicated that the Sample 2026-1 Owned Properties and Leases on the Sample 2026-1 Owned Property and Lease Listing were selected by ATLAS SP, on behalf of the Issuers. The Property Manager or ATLAS SP, on behalf of the Issuers, did not inform us as to the basis for how ATLAS SP, on behalf of the Issuers, determined the number of Sample 2026-1 Owned Properties and Leases or the methodology used to select the Sample 2026-1 Owned Properties and Leases.

For the purpose of the procedures described in this report, the 50 Sample 2026-1 Owned Properties and Leases are referred to as Sample 2026-1 Owned Property and Lease Numbers 1 through 50.

For the purpose of the procedures described in this report, certain information contained on the Initial Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating, as applicable, certain information that is further described in Attachment A. The Issuers are responsible for the Subject Matter, 2025-1 Data File, Exempt Property and Lease Data Files, Initial Data File, Sources, Sample Characteristics, Sample 2026-1 Owned Property and Lease Listing and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the 2025-1 Data File, Exempt Property and Lease Data Files, Sources, Sample 2026-1 Owned Property and Lease Listing, Data File (as defined in Attachment A) or any other information provided to us, or that we were instructed to obtain, as applicable, by the Property Manager or ATLAS SP, on behalf of the Issuers, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Related Series Owned Properties and Leases, Initial Owned Properties and Leases or Collateral Pool, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions or methodologies provided to us by the Property Manager or ATLAS SP, on behalf of the Issuers, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Collateral Pool conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Collateral Pool,

iii.	Whether the originator(s) of the Collateral Pool complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Collateral Pool that would be material to the likelihood that the issuers of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuers and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in this report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

5 May 2026

Attachment A Page 1 of 4

Procedures performed and our associated findings

1.

For each Sample 2026-1 Owned Property and Lease, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Initial Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources and/or Initial Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in the notes to Exhibit 1 to Attachment A and the succeeding paragraph(s) of this Item. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

The Source(s) that we were instructed by the Property Manager, on behalf of the Issuers, to use for each Sample Characteristic are indicated on Exhibit 1 to Attachment A. Where more than one Source is listed for a Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Initial Data File for the Sample Characteristic agreed with the (a) corresponding information in at least one of the Sources or (b) information determined using the corresponding information in more than one of the Sources that are listed for such Sample Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Sources for any of the Sample Characteristics. In addition, if a particular Source contained multiple values for the same Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Initial Data File for the Sample Characteristic agreed with at least one of the values in the corresponding Source. We performed no procedures to reconcile any differences that may exist between various values in a Source for any Sample Characteristic.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item.

2.

For (i) each commercial real estate property and lease on the 2025-1 Data File and Initial Data File, except for any Related Series Owned Property and Lease with a Property ID of “P0002356,” as shown on the 2025-1 Data File (collectively, the “P0002356 Properties”), we compared the Property ID, as shown on the 2025-1 Data File, to the corresponding Property ID, as shown on the Initial Data File, and (ii) the P0002356 Properties, we compared the contract ID, as shown on the 2025-1 Data File, to the corresponding contract ID, as shown on the Initial Data File, and noted that:

a.	1,302 commercial real estate properties and leases were included on both the 2025-1 Data File and Initial Data File, 25 of which are Sample 2026-1 Owned Properties and Leases,

b.	36 Related Series Owned Properties and Leases included on the 2025-1 Data File were not included on the Initial Data File and

c.	79 of the Initial Owned Properties and Leases included on the Initial Data File were not included on the 2025-1 Data File, 25 of which are Sample 2026-1 Owned Properties and Leases.

Attachment A Page 2 of 4

3.

For each Related Series Owned Property and Lease included on the Initial Data File, we compared the Sample Characteristics, as shown on the 2025-1 Data File, to the corresponding information, as shown on the Initial Data File, subject to the additional instruction(s) described in the succeeding paragraph(s) of this Item. All such compared information was found to be in agreement.

For the purpose of comparing the land FT and building FT Sample Characteristics, the Property Manager, on behalf of the Issuers, instructed us to round the land FT and building FT, both as shown on the 2025-1 Data File, to the nearest square foot.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us not to compare:

a.

The date of last bump in rent, date of next bump in rent, current consolidated payment and most recent aggregate unit FCCR Sample Characteristics due to the passage of time between the 2025-1 Statistical Cut-off Date and Statistical Cut-off Date and

b.	Any unique combination of Sample Characteristic and Related Series Owned Property and Lease, as shown on the Exempt Property and Lease Data Files.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item.

4.	Using:

a.	Information on the Initial Data File,

b.	Information on the Excess Collateral Schedules, as applicable, and

c.	The instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in the succeeding paragraph(s) of this Item,

we recalculated the current lease rate (the “Current Lease Rate”) of each Initial Owned Property and Lease. We compared this recalculated information to the corresponding information on the Initial Data File and found such information to be in agreement.

Attachment A Page 3 of 4

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to recalculate the Current Lease Rate of each Initial Owned Property and Lease as the quotient of the:

i.	Product of:

(a)	The sum of the current consolidated payments for each unique Property ID corresponding to the same contract ID, as shown on the Initial Data File, and

(b)	12

divided	by

ii.	Sum of the:

(a)	Sum of the consolidated collateral values for each unique Property ID corresponding to the same contract ID, as shown on the Initial Data File, and

(b)	Excess collateral value corresponding to the related contract ID, as shown on the Excess Collateral Schedules, as applicable.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to round the current lease rate, as shown on the Initial Data File, and the Current Lease Rate, as recalculated above, of each Initial Owned Property and Lease to the nearest 0.01%.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us not to recalculate the Current Lease Rate for any Initial Owned Property and Lease with a percentage rent clause (Y/N) of “Y,” as shown on the Initial Data File.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item.

5.	Using:

a.	Information on the Initial Data File and

b.	The instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in the succeeding paragraph(s) of this Item,

we recalculated the remaining lease term (as of cut-off date) (the “Remaining Lease Term”) of each Initial Owned Property and Lease. We compared this recalculated information to the corresponding information on the Initial Data File and found such information to be in agreement.

Attachment A Page 4 of 4

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to calculate the adjusted rent commencement date (the “Adjusted Rent Commencement Date”) of each Initial Owned Property and Lease as the:

i.	First calendar day of the month of the rent commencement date if the rent commencement date, as shown on the Initial Data File, occurred on the first business day of the related month or

ii.

First calendar day of the month following the month of the rent commencement date if the rent commencement date, as shown on the Initial Data File, did not occur on the first business day of the related month.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to recalculate the Remaining Lease Term of each Initial Owned Property and Lease as the difference between the:

i.	Difference in months between the:

(a)	Adjusted Rent Commencement Date and

(b)	Statistical Cut-off Date, and

ii.	Original lease term (months), as shown on the Initial Data File.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item.

6.

As instructed by the Property Manager, on behalf of the Issuers, we removed the Initial Owned Properties and Leases from the Initial Data File with a current entity lease of “STORE Master Funding XXIX, LLC” or “STORE Master Funding XLI, LLC,” as shown on the Initial Data File.

The Initial Data File, as adjusted, is hereinafter referred to as the “Data File” and the Initial Owned Properties and Leases on the Data File are the Owned Properties and Leases.

7.

For (i) each commercial real estate property and lease on the Initial Data File and Data File, except for the P0002356 Properties, we compared the Property ID, as shown on the Initial Data File, to the corresponding Property ID, as shown on the Data File, and (ii) the P0002356 Properties, we compared the contract ID, as shown on the Initial Data File, to the corresponding contract ID, as shown on the Data File, and noted that:

a.	54 Initial Owned Properties and Leases included on the Initial Data File were not included on the Data File (the “Removed Owned Properties and Leases”) and

b.	None of the Removed Owned Properties and Leases were Sample 2026-1 Owned Properties and Leases.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Source(s)

Property ID	Investment Portfolio Trial Balance Schedule

Tenant	Lease Agreement

Sector	NAICS and SIC Code Schedule

Industry group	NAICS and SIC Code Schedule and Industry Group Mapping
Schedule

Concept	Credit Memorandum or Concept Screenshot

Master lease	Lease Agreement

Personal guarantee	Lease Agreement

Corporate guarantee	Lease Agreement

Property acquisition date	Settlement Statement

Land FT	(a) Survey or (b) Survey and recalculation

Building FT	(a) Survey, (b) Property Condition Assessment, (c) Survey and recalculation or (d) Survey, Property Condition Assessment and recalculation

Lease term start date	Lease Agreement

Lease expiration year	Lease Agreement

Original lease term (months)	Lease Agreement and recalculation

Initial lease rate	(a) Credit Memorandum, (b) Risk Closing Checklist, (c) Credit Memorandum, Purchase Price Screenshot and recalculation or (d) Credit Memorandum, Swap Rate Screenshot and recalculation

Date of last bump in rent	Lease Agreement

Date of next bump in rent	Lease Agreement

Rent increase type	Lease Agreement

Rent bump % cap	Lease Agreement

Tenant purchase option (Y/N)	Lease Agreement

Next lease renewal option date	Lease Agreement

Current consolidated payment	STORE Cash Flow Reports Schedule and recalculation

Exhibit 1 to Attachment A

Sample Characteristic	Source(s)

Most recent aggregate unit FCCR	Unit Financial Support Schedules

City	Appraisal

State	Appraisal

Zip code	Appraisal

Year built	Appraisal or Construction Progress Monitoring Report

Appraisal date	Appraisal

Raw land value	(a) Appraisal or (b) Appraisal and recalculation (a) Appraisal or (b) Appraisal and recalculation

Consolidated appraised value

Notes:

i.	The Property ID Sample Characteristic is for identification purposes only.

ii.

For the purpose of comparing the tenant, concept, rent increase type and city Sample Characteristics, the Property Manager, on behalf of the Issuers, instructed us to ignore differences that appear to be due to punctuation, abbreviation, truncation, misspelling, additional words or descriptions.

iii.

For the purpose of comparing the sector Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to use the sector description, as shown on the NAICS and SIC Code Schedule, corresponding to the first two digits of the NAICS, as shown on the Initial Data File.

iv.

For the purpose of comparing the industry group Sample Characteristic for each Sample 2026-1 Owned Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to use the industry group description, as shown on the NAICS and SIC Code Schedule, corresponding to the first four digits of the NAICS, as shown on the Initial Data File, in accordance with the decode information shown on the Industry Group Mapping Schedule, as applicable.

v.

For the purpose of comparing the master lease Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement with a master lease of “N/A” or “N,” as shown on the Initial Data File, if no master lease agreement was included in the related Lease Agreement.

Exhibit 1 to Attachment A

vi.	For the purpose of comparing the land FT and building FT Sample Characteristics, the Property Manager, on behalf of the Issuers, instructed us to:

a.	Round the values, as shown in, or as recalculated using information shown in, the applicable Source(s), to the nearest whole number and

b.	Ignore differences of +/- 10 square feet or less.

vii.

For the purpose of comparing the land FT Sample Characteristic for any Sample 2026-1 Owned Property and Lease with more than one parcel, as shown in the Survey, the Property Manager, on behalf of the Issuers, instructed us to use the sum of the square footage for all of the corresponding parcels, as shown in the Survey.

viii.

For the purpose of comparing the building FT Sample Characteristic for each Sample 2026-1 Owned Property and Lease (except for Sample 2026-1 Owned Property and Lease Numbers 14, 18, 35 and 49), the Property Manager, on behalf of the Issuers, instructed us to:

a.	Use the Survey and/or Property Condition Assessment, as applicable, as the Source(s) and

b.	Exclude the square footage of any sheds or overhangs, as applicable, as shown in the Survey or Property Condition Assessment, as applicable,

subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of comparing the building FT Sample Characteristic for any Sample 2026-1 Owned Property and Lease with more than one building, as shown in the Survey and/or Property Condition Assessment, as applicable, the Property Manager, on behalf of the Issuers, instructed us to use the sum of the square footage for all of the corresponding buildings, as shown in the Survey and/or Property Condition Assessment, as applicable.

The Property Manager, on behalf of the Issuers, instructed us not to compare the building FT Sample Characteristic for Sample 2026-1 Owned Property and Lease Numbers 14, 18, 35 and 49, which the Property Manager, on behalf of the Issuers, indicated were mezzanine or multi-story buildings.

ix.

For the purpose of comparing the lease term start date Sample Characteristic for Sample 2026-1 Owned Property and Lease Numbers 9 and 10 (each, a “STORE Assumed Lease”), the Property Manager, on behalf of the Issuers, instructed us to use the date that the related lease was assumed by one of the Issuers, as shown in the Lease Agreement.

Exhibit 1 to Attachment A

x.	For the purpose of comparing the original lease term (months) Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to use the sum of:

a.	The product of:

(1)	The difference in years between the year of the lease term expiration date and the year of the lease term start date, both as shown in the Lease Agreement, and

(2)	12,

b.	The difference in months between the month of the lease term expiration date and the month of the lease term start date, both as shown in the Lease Agreement, and

c.	One only if:

(1)	The day of the lease term start date, as shown in the Lease Agreement, is the first business day of the month and

(2)	The day of the lease term expiration date, as shown in the Lease Agreement, is the last day of the month,

subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purposes of recalculating the original lease term (months) Sample Characteristic for each STORE Assumed Lease, the Property Manager, on behalf of the Issuers, instructed us to use the lease term start date, as shown in the Lease Agreement, corresponding to the original lease term in effect prior to the lease being assumed by one of the Issuers.

xi.

For the purpose of comparing the initial lease rate Sample Characteristic for each Sample 2026-1 Owned Property and Lease (except for Sample 2026-1 Owned Property and Lease Numbers 6 and 49), the Property Manager, on behalf of the Issuers, instructed us to use the Credit Memorandum or Risk Closing Checklist, as applicable, as the Source(s), subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of comparing the initial lease rate Sample Characteristic for Sample 2026-1 Owned Property and Lease Number 6, the Property Manager, on behalf of the Issuers, instructed us to use the:

a.	Product of:

(1)	The initial consolidated payment (monthly) for the first unique Property ID listed corresponding to the same contract ID, as shown on the Initial Data File, and

(2)	12

divided by

b.

Sum of the initial purchase prices, as shown in the Credit Memorandum and Purchase Price Screenshot, as applicable, for each unique Property ID corresponding to the same contract ID that had the same property acquisition date, all as shown on the Initial Data File, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

Exhibit 1 to Attachment A

For the purpose of comparing the initial lease rate Sample Characteristic for Sample 2026-1 Owned Property and Lease Number 49, the Property Manager, on behalf of the Issuers, instructed us to use the sum of the:

a.	Swap rate, as shown in the Swap Rate Screenshot and

b.	Margin rate, as shown in the Credit Memorandum,

subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to ignore differences of +/- 0.02% or less.

xii.

For the purpose of comparing the date of next bump in rent Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to consider the lease extension option, as shown in the Lease Agreement.

xiii.	For the purpose of comparing the rent bump % cap Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to:

a.

Use the first rent bump % cap occurring after the Statistical Cut-off Date, as shown in the Lease Agreement, for any Sample 2026-1 Owned Property and Lease with more than one rent bump % cap, as shown in the Lease Agreement, and

b.	Round the rent bump % cap, as shown in the Lease Agreement, to the nearest 0.01%.

xiv.	For the purpose of comparing the current consolidated payment Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to:

a.

Use the sum of the related “Mar-26” payments, as shown on the STORE Cash Flow Reports Schedule, as applicable, corresponding to the same contract ID, as shown on the Initial Data File, for such Sample 2026-1 Owned Property and Lease and

b.

Note agreement with a current consolidated payment of <blank>, as shown on the Initial Data File, if the related contract ID had multiple unique Property IDs and the Sample 2026-1 Owned Property and Lease was not the first unique Property ID listed for that contract ID on the Initial Data File.

xv.

For the purpose of comparing the zip code Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to compare the first five digits of the zip code, as shown in the Appraisal, to the corresponding first five digits of the zip code, as shown on the Initial Data File.

xvi.

For the purpose of comparing the year built Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to use the earliest year if a range of years was shown in the applicable Source(s).

Exhibit 1 to Attachment A

xvii.

For the purpose of comparing the raw land value Sample Characteristic for any Sample 2026-1 Owned Property and Lease with more than one parcel, each with a raw land value, as shown in the Appraisal, the Property Manager, on behalf of the Issuers, instructed us to use the sum of the raw land values for all of the corresponding parcels, as shown in the Appraisal.

xviii.

For the purpose of comparing the consolidated appraised value Sample Characteristic for each Sample 2026-1 Owned Property and Lease (except for Sample 2026-1 Owned Property and Lease Numbers 37, 38, 39, 40 and 41), the Property Manager, on behalf of the Issuers, instructed us to use the sum of the appraised values for all of the corresponding parcels, as shown in the Appraisal, for any Sample 2026-1 Owned Property and Lease with more than one parcel with an appraised value, as shown in the Appraisal.

For the purpose of comparing the consolidated appraised value Sample Characteristic for Sample 2026-1 Owned Property and Lease Numbers 37, 38, 39, 40 and 41, the Property Manager, on behalf of the Issuers, instructed us to use the raw land value, as shown in the Appraisal.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample 2026-1 Owned Property and Lease Number	Sample Characteristic	Initial Data File Value	Source Value
7	Land FT	710,349	730,611
21	Appraisal date	12/17/2020	12/18/2020
37	Rent bump % cap	2.10%	2.01%
38	Rent bump % cap	2.10%	2.01%
39	Rent bump % cap	2.10%	2.01%
40	Rent bump % cap	2.10%	2.01%
41	Rent bump % cap	2.10%	2.01%

Note:

The Property Manager, on behalf of the Issuers, indicated that Sample 2026-1 Owned Property and Lease Numbers 37, 38, 39, 40 and 41 each correspond to the same contract ID, as shown on the Initial Data File.